Exhibit 99.1

MeridianLink Appoints Seasoned Technology and Banking Executive Larry Katz as President and Experienced SaaS Finance Leader Elias Olmeta as CFO

Financial Services Industry veterans with more than 25 years of experience further strengthens MeridianLink's executive leadership team to drive next phase of growth

COSTA MESA, Calif. – Aug 8th, 2024 - MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced that Larry Katz, currently MeridianLink’s Chief Financial Officer, has been appointed as the President of the Company. Mr. Katz is an accomplished global executive with demonstrated success leading transformation at scale in technology and financial services companies. He has served in various leadership positions, including sales, product, operations, and finance, at both private and public companies. His experience spans companies including StubHub, Genesys, JPMorgan Chase & Co., and The Walt Disney Company.

“Larry’s extensive experience in banking and consumer lending, coupled with his leadership of SaaS companies at scale, gives me great confidence in his ability to lead our commercial efforts,” said Vlok. “Larry has done an exceptional job integrating into our Company, building confidence and trust with our customers, partners, and employees. I’m excited to partner with him in this new role on the next leg of our journey.”

“I am honored to take on the role of President at MeridianLink”, said Larry Katz. “I joined this Company because I believe in the power of our platform to enable our customer’s digital transformation journey. Over these past months, I have gained even greater excitement for the opportunity to grow this business organically and inorganically. I’m deeply committed to this mission and look forward to further engaging with our customers and partners, to help lead the next chapter of growth at MeridianLink.”

Elias Olmeta will join MeridianLink as Chief Financial Officer on August 26, 2024. Mr. Olmeta has a highly successful record and extensive experience as Chief Financial Officer of SaaS and Services businesses. He served as Chief Financial Officer of Mitchell International, a provider of SaaS solutions to the automotive and insurance industry, and most recently at Vistage Worldwide, a subscription based professional services business. Mr. Olmeta currently serves on the board of AutoCanada (TSE: ACQ), Canada’s largest automotive dealer group.

Chris Maloof will step down as President, Go-To-Market, his last day will be August 31, 2024, to pursue an opportunity outside of the industry.

“We thank Chris for his contributions and wish him all the best in his future endeavors,” said Nicolaas Vlok, CEO of MeridianLink.

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About MeridianLink
MeridianLink® (NYSE: MLNK) empowers financial institutions and consumer reporting agencies to drive efficient growth. MeridianLink’s cloud-based digital lending, account opening, background screening, and data verification solutions leverage shared intelligence from a unified data platform, MeridianLink® One, to enable customers of all sizes to identify growth opportunities, effectively scale up, and support compliance efforts, all while powering an enhanced experience for staff and consumers alike.

For more than 25 years, MeridianLink has prioritized the democratization of lending for consumers, businesses, and communities. Learn more at www.meridianlink.com.

Forward-Looking Statements
This release contains statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding our leadership transition and plans, including executive leadership changes, our market size and growth opportunities, and our future financial and operational performance. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise

PRESS CONTACT
Sydney Wishnow
Email: meridianlinkPR@clyde.us
Phone: (508) 808-9060

INVESTOR RELATIONS CONTACT
Gianna Rotellini
(714) 332-6357
InvestorRelations@meridianlink.com